                                                                   EXHIBIT 10.06

                             SUBSCRIPTION AGREEMENT
                           AND PURCHASE QUESTIONNAIRE


Easylink Information Technology Co., Ltd.
300 4F-3, No. 6, Lane 99 Pudling Road
Hsin Chu, Taiwan, Republic of China

Dear Sir or Madam:

         By signing below, the undersigned subscribes to purchase _________________ shares of the common stock, no par value, of Easylink Information Technology Co., Ltd., a British Virgin Islands corporation (the "Company"). In payment of the purchase price for the shares of common stock, I hereby deliver to the Company payment in the amount of $_______________, representing the price per share of $5.00 multiplied by the number of shares being purchased.

         I acknowledge receipt of the Company's Prospectus dated
________________, 2002 and represent that I have made my investment decision solely on the basis of information contained in the prospectus. I also represent that I have fully and accurately completed Exhibit A.


                                    SIGNATURE

                                    Date:
                                         --------------------------------------

                                    Name:
                                         --------------------------------------

                                    Address:
                                            -----------------------------------


                                            -----------------------------------

                                    Telephone:
                                              ---------------------------------

                                    Social Security Number
                                    (if applicable):
                                                    ---------------------------

                                    EXHIBIT A

                    EASYLINK INFORMATION TECHNOLOGY CO., LTD.

                     PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of the Questionnaire

         Easylink Information Technology Co., Ltd. (the "Company") is offering for sale shares of its no par value common stock (hereafter the "Securities"). The Securities are registered under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states. In states where the Securities have not been registered, the Company must determine that an individual meets certain suitability requirements in order to rely upon an exemption from various state registration requirements. This Questionnaire must be completed by any prospective investor who resides in a state where the Securities have not been registered in order that the Company can rely upon the provisions of Section 18(b)(3) of the Act and corresponding state exemptions. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities.

         THE COMPANY WILL NOT OFFER OR SELL ITS SHARES OF COMMON STOCK TO ANY INVESTOR WHO RESIDES IN A STATE IN WHICH THE SHARES HAVE NOT BEEN REGISTERED. IN ADDITION, THE INVESTOR MUST HAVE COMPLETED A PURCHASER QUESTIONNAIRE AND, ON THE BASIS OF THE INFORMATION SET FORTH IN THE QUESTIONNAIRE, THE COMPANY HAS CONCLUDED THAT THE INDIVIDUAL MEETS THE INVESTOR SUITABILITY REQUIREMENTS REQUIRED BY SECTION 18(b)(3) OF THE ACT AND CORRESPONDING EXEMPTIONS UNDER STATE SECURITIES LAWS.

Instructions

         One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company. Please contact Spencer Edwards, Inc., the underwriter, at (303) 740-8448 if you have any questions with respect to the Questionnaire.

         PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable" so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

         Your answer will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of federal securities laws or the securities laws of any state.

1. NAME AND ADDRESS. Please provide the following personal information:

Name:
     --------------------------------------------------------------------------
Residence Address
(including Zip Code):
                     ----------------------------------------------------------

                     ----------------------------------------------------------

Business Address:
                 --------------------------------------------------------------

                 --------------------------------------------------------------

Telephone:  Res.:                                Bus.:
                 -------------------------------      -------------------------

Preferred Mailing Address:   [ ]  Residence                [ ]  Business

2. AMOUNT OF SUBSCRIPTION COMMITMENT.


         $ ________________________________.

3. SUITABILITY STANDARDS.

         (a) Please indicate your individual or joint (with spouse) annual income during 2001 and your expected annual income* during 2000 by marking the appropriate box.


                                            INDIVIDUAL                 JOINT
                                            ----------                 -----
          INCOME                        2001        2000           2001       2000
          ------                        ----        ----           ----       ----
LESS THAN $100,000                       [ ]         [ ]            [ ]       [ ]

$100,001 TO $200,000                     [ ]         [ ]            [ ]       [ ]

$200,001 TO $300,000                     [ ]         [ ]            [ ]       [ ]

$300,001 TO $500,000                     [ ]         [ ]            [ ]       [ ]

$500,001 TO $700,000                     [ ]         [ ]            [ ]       [ ]

$700,001 TO $1,000,000                   [ ]         [ ]            [ ]       [ ]

IN EXCESS OF $1,000,000                  [ ]         [ ]            [ ]       [ ]

         (b) Please Indicate your individual or joint (With spouse) net worth (EXCLUDING THE PRINCIPAL RESIDENCE, ITS FURNISHINGS AND YOUR AUTOMOBILES) by marking the appropriate box.

     NET WORTH                       INDIVIDUAL                JOINT
     ---------                       ----------                -----
LESS THAN $750,000                      [ ]                     [ ]

$750,001 TO $1,000,000                  [ ]                     [ ]

$1,000,001 TO $2,000,000                [ ]                     [ ]

$2000,001 TO $3,000,000                 [ ]                     [ ]

$3,000,001 TO $4,000,000                [ ]                     [ ]

$4,000,001 TO $5,000,000                [ ]                     [ ]

$5,000,001 TO $6,000,000                [ ]                     [ ]

IN EXCESS OF $6,000,000                 [ ]                     [ ]

----------
* For this purpose, a person's income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) deduction for completion (Section 611 et seq. of the Internal Revenue Code of 1986, as amended (the "Code"); (b) and exclusion for interest of tax exempt municipal obligations (Section 103 of the Code); and (c) any losses of a partnership allocated to the individual (Schedule E of Form
1040).



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


4. SOPHISTICATION OF SUBSCRIBER.

         (a) Please indicate the highest educational level you completed:

                  [ ]  High School

                  [ ]  College Degree

                  [ ]  Graduate Degree

         (b) Describe your present or most recent business or occupation. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision.

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         (c) Please provide the following information concerning your financial experience:

                  (i) Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

                                      Substantial             Limited                 No
                                      Experience             Experience            Experience
                                      ----------             ----------            ----------
Marketable securities                    [ ]                    [ ]                   [ ]

Restricted securities                    [ ]                    [ ]                   [ ]

Government securities                    [ ]                    [ ]                   [ ]

Municipal (tax-exempt)                   [ ]                    [ ]                   [ ]
  securities

Stock options                            [ ]                    [ ]                   [ ]

Commodities                              [ ]                    [ ]                   [ ]

Real estate programs                     [ ]                    [ ]                   [ ]

Securities for which                     [ ]                    [ ]                   [ ]
  no market exists

Limited partnerships                     [ ]                    [ ]                   [ ]

Tax deferred                             [ ]                    [ ]                   [ ]
  investment generally

         (ii) For those investments for which you indicated "substantial experience" above, please answer the following additional questions by checking the appropriate box:

                  (A) Do you make your own investment decisions with respect to such investments?

                           [ ]   Always             [ ]  Frequently
                           [ ]   Usually            [ ]  Rarely

                  (B) What are your principal sources of investment knowledge or advice (you may check more than one):

                           [ ]   First hand experience with industry

                           [ ]   Financial publication(s)

                           [ ]   Trade or industry publication(s)

                           [ ]   Banker(s)

                           [ ]   Broker(s)

                           [ ]   Investment Adviser(s)

                           [ ]   Attorney(s)

                           [ ]   Accountant(s)

         (iii) Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

               Securities (cash)     [ ]       [ ]    Number of years
                                     Yes        No                   ----------

               Securities (margin)   [ ]       [ ]    Number of years
                                     Yes        No                   ----------

               Commodities           [ ]       [ ]    Number of years
                                     Yes        No                   ----------


         (iv) Indicate on the line below the estimated present fair market value of all marketable securities currently owned by you, individually, or jointly with your spouse:

         Estimated value of marketable securities portfolio: $
                                                              -----------------

         (v) Indicate on the line below the estimated present value of all "restricted securities" currently owned by you, individually, or jointly with your spouse:

         Estimated value of restricted securities portfolio: $
                                                              -----------------

         (d) Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of an enterprise such as the Company, and, specifically, provide information regarding your experience in investing in private placements of restricted securities where there did not exist at the time of purchase any public market for the securities.

5. By signing the Questionnaire I hereby confirm the following statements:

         (a) I acknowledge that any delivery to me of offering materials relating to the securities prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return the offering materials to the Company upon request.

         (b) My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

         (c) If I am a California resident, I confirm that I have an adjusted gross income of at least $65,000 for the calendar year ended December 31, 2001 and an equal amount of adjusted gross income anticipated for the calendar year ended December 31, 2002, together with a minimum of $250,000 liquid net worth (excluding home, home furnishings and automobiles). If I am a California resident, in the event I do not have an adjusted gross income of $65,000 and liquid net worth of $250,000, I have a liquid net worth of $500,000 or more.



                                           -----------------------------------
                                                    (Printed Name)


                                           -----------------------------------
                                                     (Signature)


DATE AND PLACE EXECUTED:

Date:
     ----------------------------------

Place:
      ---------------------------------




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